Supplement dated April 18, 2024
to the following statutory prospectus(es):
Soloist dated May 1, 2023
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
In accordance with applicable law, on or about May 24, 2024 (the "Exchange Date"), Nationwide intends to substitute the shares of the underlying mutual fund in Column A ("Existing Fund") below with shares of the underlying mutual fund in Column B ("Replacement Fund") below.
Column A Existing Fund	Column B Replacement Fund
Neuberger Berman Short Duration Bond Fund Investor Class	NVIT Loomis Short Term Bond Fund Class Y
Prior to the Exchange Date. From the date of this supplement until the Exchange Date, investors with allocations in the Existing Fund may transfer allocations to any other available underlying mutual fund and/or the fixed account in accordance with the contract/policy. During this period, any transfers from the Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy.
On the Exchange Date. At the close of business on the Exchange Date, the substitution will take place at relative net asset value. Any allocations that remain in the Existing Fund will be redeemed. Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Fund. All contract/policy owners affected by the substitution will receive a written confirmation of the transaction. The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.
After the Exchange Date. For at least 30 days after the Exchange Date, contract/policy owners may reallocate amounts that were substituted into the Replacement Funds to any other available underlying mutual fund and/or the fixed account without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy. Additionally, during this time, Nationwide will not exercise any rights reserved by it under the contracts to impose additional restrictions on transfers out of a Replacement Fund, except to prevent or limit disruptive trading activity.
Allocation Instructions. If the contract/policy owners do not provide new allocation instructions prior to the Exchange Date, Nationwide will automatically direct any subsequent contributions, allocation elections, dollar cost averaging or asset rebalancing program, or any other transaction involving the Sub-Account investing in the Existing Fund to the Sub-Account investing in the Replacement Fund. The contract/policy owners may provide new instructions at any time while the contract is in-force; however, any transfers other than those described during the periods above will be treated as a transfer for purposes of transfer limitations applicable under the terms of the contract.
On the Exchange Date, the Existing Fund is removed from the list of underlying funds under "Appendix A: Underlying Mutual Funds Available Under the Contract" in the statutory prospectus.
To submit a transfer request, or for further information or forms, please contact Nationwide:
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by telephone at: 1-800-848-6331 (TDD 1-800-238-3035)
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by mail to P.O. Box 182021, Columbus, Ohio 43218-2021
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by fax at 1-888-634-4472
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by Internet at www.nationwide.com.

1
Replacement Portfolio to be added to the Soloist product fund lineup effective May 1, 2024. It is not available for investment until then.
PROS-0860